Offerings - Offering: 1	May 30, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 300,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 41,430.00
Offering Note	Calculated solely for purposes of determining the amount of the filing fee. This amount is based on the offer to purchase by CSC Investments II LLC, a wholly owned subsidiary of the Registrant, of up to $300,000,000.00 in value of shares of Class A Common Stock, par value $0.01 per share.

Calculated at $138.10 per $1,000,000.00 of the transaction valuation in accordance with Rule 0-11(b) of the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for Fiscal Year 2026, issued October 22, 2025. The transaction valuation set forth above was calculated for the sole purpose of determining the filing fee and should not be used for any other purpose.